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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2001

COMMISSION FILE NUMBER     REGISTRANT, STATE OF          I.R.S. EMPLOYER
                           INCORPORATION, ADDRESS AND    IDENTIFICATION NUMBER
                           TELEPHONE NUMBER

1-13895                    Conectiv                      51-0377417
                           (a Delaware Corporation)
                           800 King Street
                           P.O. Box 231
                           Wilmington, Delaware 19899
                           Telephone: (302) 429-3018
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ITEM 5. OTHER EVENTS

ANNOUNCEMENT OF ANNUAL MEETING DATE; NEW DEADLINE FOR STOCKHOLDER PROPOSALS FOR CONSIDERATION AT THE ANNUAL MEETING

      As previously disclosed, Conectiv's 2001 Annual Meeting of Stockholders, originally intended to be held in late March, was delayed in order to allow time for definitive proxy materials related to stockholder approval for an Agreement and Plan of Merger, dated as of February 9, 2001, between Pepco, New RC, Inc. and Conectiv, and other matters, to be filed with the Securities and Exchange Commission.

      Conectiv has announced that its Board of Directors has set a date for the Annual Meeting, as set forth in the press release attached as Exhibit 99 hereto. In addition, Conectiv hereby gives notice that any stockholder who wishes to present a proposal from the floor to be considered at the Annual Meeting must submit that proposal in writing to Company, to be received at Conectiv's principal executive offices no later than April 30, 2001.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Conectiv

                                    By: /s/ John C. van Roden
                                       ---------------------------------
                                         John C. van Roden
                                         Senior Vice President &
                                         Chief Financial Officer


Date: April 20, 2001


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                                  EXHIBIT INDEX

EXHIBIT NO.
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99    Press release dated April 20, 2001, distributed in connection with the announcement of the date of Conectiv's 2001 Annual Meeting of Stockholders


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